EXHIBIT 99.2

Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Rick L. Hurt, Treasurer and Chief Financial Officer of Intermountain Refining Co., Inc. certify in my capacity as an officer of Intermountain that I have reviewed the quarterly report of Intermountain on Form 10-QSB for the six month period ended August 31, 2002 and that to the best of my knowledge:

  the report fully complies with the requirements of the Securities Exchange Act of 1934; and

  the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Intermountain.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

October 15, 2002 /s/ Rick L. Hurt
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Date Rick L. Hurt
Treasurer and Chief Financial Officer